Building a Leading ENT / Allergy Specialty Company Corporate Presentation November 12, 2024

2 Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential benefits of the recent FDA approval of XHANCE for the treatment of chronic rhinosinusitis without nasal polyps (also referred to as chronic sinusitis) and expanded market and growth opportunities related thereto; the benefit of XHANCE for treatment of chronic sinusitis; our commercial plans and expectations for the launch of XHANCE for its new indication; projected GAAP operating expenses (selling, general and administrative expenses and research and development expenses) and stock-based compensation for 2024; projected XHANCE net revenues for 2024; projected XHANCE average net revenue per prescription for 2024; expectation that current sales footprint of 75 territories and phased modest incremental commercial investment can grow XHANCE peak year net revenues to more than $300 million; incremental opportunities and objectives with respect to the primary care market; impact of changes to XHANCE co-pay assistance program; the potential benefits of, and impact of transitioning XHANCE business to, a Hub model; our belief that the inflection in new prescription demand which started in September reinforces the magnitude of the longer-term opportunity for XHANCE; our belief that our experience in the initial phases of the launch has improved our understanding of the key drivers of adoption and that this experience will help support achievement of our peak year objective for XHANCE; our potential non-compliance with certain covenants of the A&R Note Purchase Agreement, the consequences of non-compliance and plans to seek to mitigate such risks; our belief that our existing cash and cash equivalents will be sufficient to fund our operations and debt service obligations for at least the next 12 months if we are able to maintain compliance with or obtain a waiver or modification of certain covenants under A&R Note Purchase Agreement; objectives relating to sales force execution, Hub services and pharmacy network, improving insurance coverage and other commercial initiatives; drivers that generate promotional response for XHANCE; XHANCE prescription, net revenue, prescriber and other business trends; and other statements regarding to our future operations, financial performance, prospects, intentions, strategies, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: impact of, and the uncertainties caused by, physician and patient acceptance of XHANCE (including its new indication); our ability to maintain adequate third party reimbursement for XHANCE (including for its new indication); our ability to efficiently generate XHANCE prescriptions and net revenues; the prevalence of chronic sinusitis and market opportunities for XHANCE may be smaller than expected; unexpected costs and expenses; our ability to achieve our financial guidance; the risk that the positive inflection in new XHANCE prescriptions starting in September does not continue and grow; the Company’s ability to comply with the covenants and other terms of its Amended and Restated Note Purchase Agreement and consequences thereof; the Company’s ability to continue as a going concern; risks and uncertainties relating to intellectual property and competitive products; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission (SEC) (including our Form 10-Q to be filed with the SEC on November 12, 2024) – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise. Market, Industry and Other Data This presentation and our accompanying remarks contain estimates, projections, market research and other information concerning markets for XHANCE and the size of those markets, the prevalence of certain medical conditions, XHANCE market access, and other physician, patient, payor and prescription data. Unless otherwise expressly stated, we obtain this information from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources, as well as from our own internal estimates and research.

3 Today’s Agenda Introduction and Key Takeaways Ramy Mahmoud, MD, MPH CS Launch Update Paul Spence Q3 2024 Performance and Updated FY 2024 Financial Guidance Terry Kohler Closing Remarks Ramy Mahmoud, MD, MPH

4 Key Takeaways • New indication creates a significant near-term growth opportunity with up to a 10x multiple on the TAM based on patients who are currently treated by a physician • Current sales footprint of 75 territories and phased modest incremental commercial investment, expected to be sufficient to achieve peak net revenue of at least $300M • Focus on growing profitable prescriptions and building a broader base of prescribers who are new to XHANCE has shaped 2024 performance XHANCE® Chronic Sinusitis Launch Commercial Update Financial Guidance Update • Increasing the frequency of on-target sales calls that focus on efficacy was a priority in Q3 • HUB services support profitable growth in the current insurance environment for XHANCE; and optimizing the performance of the network is an ongoing area of focus • Improving insurance coverage supports profitable growth, including outside the HUB • Recent data suggest evidence of an inflection in new prescription growth • Slower than anticipated return to demand growth changes our near-term financial guidance • Decreasing FY 2024 XHANCE net revenue to $75 to $79 million, previously expected to be $85 to $90 million • Increasing FY 2024 net revenue per prescription expectation to be approximately $270 (previously expected to be at least $250)

CS Launch Updates

6 Commercial Update • Delivery of on-target, efficacy-focused discussions, at sufficient frequency, is critical to driving product adoption. We re- engineered sales practices to better focus on productive discussions that generate promotional response. • While approximately 70% of lives are in an insurance plan that covers XHANCE there are frequently utilization management criteria, including PAs, that create challenges for efficient prescription fills. At the start of Q3, XHANCE was added to ESI national formularies with more than 24 million lives. We are actively pursuing additional coverage improvements to reduce administrative burden Sales force focused on productive calls HUB services and pharmacy network increasing in efficiency • Optimizing fulfillment services and improving HUB efficiency on both new and refill prescription processes was an expected part of implementation and we are focused on continuous improvement. Insurance coverage improving

7 New Prescriptions (NRx) • The four-week moving average of weekly XHANCE NRx inflected positively in mid- to late-September • The most recent 6 weeks of XHANCE NRx include the top 5 weeks of NRx in 2024 • Q3 changes in commercial efforts include: • Enhanced sales force execution, including targeting, messaging, and call plan attainment • Sales effort specific to top ESI targets • Improving script fulfillment services through Hub channel 1,500 1,700 1,900 2,100 2,300 2,500 2,700 6/28/2024 10/25/2024 4-Week Moving Average NRx 4-Week Moving Average NRx Weeks ended 6/28 through 10/25 Sales force execution, increased HUB efficiency, and better insurance coverage drove a recent growth inflection * Based on third party inventory and prescription data, as well as data from our Hub and PPN partners.

Q3 2024 Performance

9 Financial Review – Third Quarter 2024 Average net revenue per prescription increased 36% YoY in context of our focus on growing profitable prescriptions XHANCE Net Revenues of $20.4 million increased 3% compared to Q3 2023 Operating Expenses increased ~$1M to support the CS launch $19.3 $20.4 0 10 20 Q3 '23 Q3 '24 ($M) SG&A plus R&D Expenses $19.8 $20.4 Q3 '23 Q3 '24 ($M) Net Revenue Average Net Revenue per TRx $236 $320 Q3 '23 Q3 '24

10 Financial Review – YTD September 2024 Average net revenue per prescription increased 45% YoY in context of our focus on growing profitable prescriptions XHANCE Net Revenues of $55.8 million increased 9% compared to YTD September 2023 Operating Expenses increased ~$2M to support the CS launch $64.9 $67.2 YTD Sep '23 YTD Sep '24 ($M) SG&A plus R&D Expenses $51.1 $55.8 YTD Sep '23 YTD Sep '24 ($M) Net Revenue Average Net Revenue per TRx $197 $285 YTD Sep '23 YTD Sep '24

2024 Outlook

12 Full Year 2024 Financial Guidance XHANCE Net Revenue FY 2024 expected to be between $75 to $79 million (Previously expected to be between $85 to $90 million) XHANCE Average Net Revenue per Prescription FY 2024 expected to be approximately $270, an increase of ~29% compared to full year 2023 (Previously expected to be at least $250) GAAP Operating Expenses (SG&A and R&D Expenses) Expected to be between $90 to $93 million; approximately $6 million of which represents stock- based compensation (Previously expected to be between $95 to $101 million)

Closing Remarks

14 Key Takeaways • New indication creates a significant near-term growth opportunity with up to a 10x multiple on the TAM based on patients who are currently treated by a physician • Current sales footprint of 75 territories and phased modest incremental commercial investment, expected to be sufficient to achieve peak net revenue of at least $300M • Focus on growing profitable prescriptions and building a broader base of prescribers who are new to XHANCE has shaped 2024 performance XHANCE® Chronic Sinusitis Launch Commercial Update Financial Guidance Update • Increasing the frequency of on-target sales calls that focus on efficacy was a priority in Q3 • HUB services support profitable growth in the current insurance environment for XHANCE; and optimizing the performance of the network is an ongoing area of focus • Improving insurance coverage supports profitable growth, including outside the HUB • Recent data suggest evidence of an inflection in new prescription growth • Slower than anticipated return to demand growth changes our near-term financial guidance • Decreasing FY 2024 XHANCE net revenue to $75 to $79 million, previously expected to be $85 to $90 million • Increasing FY 2024 net revenue per prescription expectation to be approximately $270 (previously expected to be at least $250)

Investor Relations – NASDAQ: OPTN

Analyst Coverage [1]

Jefferies: Glen Santangelo

Lake Street: Thomas Flaten

Piper Sandler: David Amsellem

H. C. Wainwright: Matthew Caufield

As of September 30, 2024:

$82.5 million in cash

Debt: $130 million

150.8 million common shares o/s

38.5 million warrants, options & RSUs o/s

Optinose Investor Contact

Jonathan Neely,

VP, Investor Relations and Business Development

267-521-0531

Investors@optinose.com

investors@optinose.com

www.optinose.com

@optinose

1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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Building a Leading ENT / Allergy Specialty Company Corporate Presentation November 12, 2024